QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-16707 (Commission File Number)	22-3703799 (I.R.S. Employer Identification No.)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On April 17, 2003, Prudential Financial, Inc., a New Jersey Corporation, filed its Definitive Proxy Statement ("the "Proxy Statement") for Annual Meeting of Shareholders to be held June 3, 2003. The stock option awards listed in the Summary Compensation Table on page 27 under Long-Term Compensation—Awards Stock Options for the Named Executives were listed as having been awarded in 2001 when in fact they were awarded in December of 2002. The award date is correctly noted in the Compensation Committee Report on Executive Compensation on page 25 and reflected in the Option Grant Table section on page 31 of the Proxy Statement. The corrected Summary Compensation Table is filed herewith as Exhibit 99(a). No stock options were awarded to the Named Executives in 2001.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  99(a)
  Summary Compensation Table.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2003

PRUDENTIAL FINANCIAL, INC.
By:	/s/ Kathleen M. Gibson Name: Kathleen M. Gibson Title: Vice President and Secretary

3

Exhibit Index

Exhibit No.	Description
99(a)	Summary Compensation Table.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index